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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 22, 2001


                              ACE SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF March 1, 2001, PROVIDING FOR THE ISSUANCE OF ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2001-NC1)


                              ACE Securities Corp.
                          ----------------------------
             (Exact name of registrant as specified in its charter)
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         Delaware                     333-88101               56-2088493
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

6525 Morrison Boulevard, Suite 318
Charlotte, North Carolina                                       28211
-------------------------                                       -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code: (704) 365-0569
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                                       -2-


Item 5.  Other Events
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Description of the Certificates and the Mortgage Pool

         As of the date hereof, ACE Securities Corp. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated March 19, 2001, in connection with the Registrant's issuance of a series of certificates, entitled ACE Securities Corp. Home Equity Loan Trust, Series 2001-NC1, Asset Backed Pass-Through Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of March 1, 2001, among the Registrant as depositor, Litton Loan Servicing LP as servicer, U.S. Bank National Association as trustee and Bankers Trust Company of California as trust administrator. The Certificates designated as the Series 2001-NC1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, adjustable-rate first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Deutsche Banc Alex. Brown Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.



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                                       -3-




Item 7.  Financial Statements and Exhibits
         ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



         Exhibit No.                                                  Description
         -----------                                                  -----------
             99.1                           Computational Materials (as defined in Item 5) that have been provided by Deutsche Banc Alex. Brown Inc. to certain
                                            prospective purchasers of ACE Securities Corp. Home Equity
                                            Loan Trust, Series 2001-NC1, Asset Backed Pass-Through
                                            Certificates, Series 2001-NC1.




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                                       -4-


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 22, 2001


                                            ACE SECURITIES CORP.


                                            By:    /s/ Douglas K. Johnson
                                               ---------------------------
                                            Name:  Douglas K. Johnson
                                            Title: President

                                            By:    /s/ Evelyn Echevarria
                                               ---------------------------
                                            Name:  Evelyn Echevarria
                                            Title: Vice President



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
                                                 Index to Exhibits



                                                                                                 Sequentially
       Exhibit No.                                  Description                                 Numbered Page
       -----------                                  -----------                                 -------------
           99.1             Computational Materials (as defined in Item 5)                            P
                            that have been provided by Deutsche Banc Alex.
                            Brown Inc. to certain prospective purchasers of
                            ACE Securities Corp. Home Equity Loan Trust,
                            Series 2001-NC1, Asset Backed Pass-Through
                            Certificates.